UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2022 (March 31, 2022)

Marriott Vacations Worldwide Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35219	45-2598330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9002 San Marco Court Orlando FL	32819
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 206-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 31, 2022, Marriott Vacations Worldwide Corporation (“MVW”) and Marriott Ownership Resorts, Inc. (“MORI”) entered into an Incremental Facility Amendment to the Credit Agreement (the “2022 Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the incremental lenders party thereto. The 2022 Amendment increased the borrowing capacity of the existing revolving credit facility from $600 million to $750 million and amended the interest rate applicable to the existing revolving credit facility to be based on “Adjusted Term SOFR,” which is calculated as Term SOFR, which refers to the secured overnight financing rate as administered by the Federal Reserve Bank of New York, plus a 0.10% adjustment, subject to a 0.00% floor. Interest rates for other select non-U.S. dollar borrowings were also amended to be based on updated variable rate indices. The applicable margins with respect to the existing revolving credit facility were amended to be based on leverage-based measures instead of credit ratings-based measures in the existing revolving credit facility. The 2022 Amendment also extended the maturity date of the revolving credit facility from August 31, 2023 to March 31, 2027. The 2022 Amendment made no other material changes to the terms of the existing credit agreement.

The foregoing summary of the 2022 Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the 2022 Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are being furnished herewith:

Exhibit Number	Description

10.1	Incremental Facility Amendment, dated as of March 31, 2022, by and among Marriott Vacations Worldwide Corporation, Marriott Ownership Resorts, Inc., as borrower, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the incremental lenders party thereto

101	Cover Page Interactive Data File - (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated: April 6, 2022	By:	/s/ Anthony E. Terry
	Name:	Anthony E. Terry
	Title:	Executive Vice President and Chief Financial Officer

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